UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2025
SenesTech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13430 North Dysart Road, Suite 105 Surprise, AZ	85379
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (928) 779-4143
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held in Surprise, Arizona on June 9, 2025. At the Annual Meeting, our stockholders voted on the following proposals and cast their votes as described below.

Our stockholders elected the individuals listed below as a Class III directors at the Annual Meeting, each to serve for a three-year term until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified.

Director	Votes For	Votes Withheld	Broker Non-Votes
Joel L. Fruendt	219,578	44,807	649,957
Matthew K. Szot	248,227	16,158	649,957

Our stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers for fiscal 2024 (“say-on-pay”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Say-on-Pay Proposal	172,517	87,093	4,775	649,957

Our stockholders did not approve an amendment to our 2018 Plan to increase the number of shares of common stock available for issuance under the 2018 Plan by 900,000 shares (the “2018 Plan Amendment”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2018 Plan Amendment	76,172	164,995	23,218	649,957

Our stockholders ratified the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of M&K CPAS, PLLC as our independent registered public accounting firm	893,221	20,476	645	—
Our stockholders authorized, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying certain warrants issued by us pursuant to certain Inducements Letters, dated as of March 9, 2025, by and among us and the investors named on the signatory pages thereto, and the Engagement Letter, by and between us and H.C. Wainwright & Co, LLC, dated as of February 26, 2025, in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such warrants (the “Issuance Proposal”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Issuance Proposal	161,168	79,178	24,039	649,957
Our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of our common stock if necessary to remain listed on Nasdaq, by a ratio of not less than 1-for-2 shares and not more than 1-for-12 shares, with the exact ratio to be set at a whole number within this range by our Board in its sole discretion (the “Reverse Stock Split Proposal”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Reverse Stock Split Proposal	601,182	295,802	17,358	—
Our stockholders approved an adjournment of the Annual Meeting, to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Issuance Proposal and the Reverse Stock Split Proposal (the “Adjournment Proposal”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adjournment Proposal	596,332	294,666	23,344	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2025	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Executive Vice President, Chief Financial Officer, Treasurer and Secretary